EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated January 26, 2001, in the Form 10-K for the year ended December 31, 2001, into the Company's previously filed Registration Statement (No. 333-89527) on Form S-8.


/s/  Stewart, Fowler & Stalvey, P.C.
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STEWART, FOWLER & STALVEY, PC


Valdosta, Georgia
April 11, 2002


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